UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2010 - April 30, 2011

Item 1.	Reports to Stockholders.

REAVES UTILITY INCOME FUND

04.30.11 *(Unaudited)*

semi-annual report

UTG

Reaves Utility Income Fund	Shareholder Letter
April 30, 2011 (Unaudited)

Dear Shareholders:

Investment Results

The Reaves Utility Income Fund’s total net assets increased during the six months ended April 30, 2011 to $556,851,325 from $497,917,446. The change in net asset value includes the impact of the monthly distributions paid on the common shares totaling $0.70.

Dividends to Common Shareholders

On March 14, 2011 the Board of Directors announced an 8.7% increase in the Fund’s monthly dividend, to a rate of $0.125 per common share per month. This was the fifth dividend increase since the Fund’s inception in February 2004. Based upon the new dividend rate and the April 30 market price of the Fund’s common stock, the annualized dividend yield was 6.32%.

Auction Market Preferred Shares

In December 2010 the Fund entered into a Committed Facility Agreement with a financial institution to obtain $240,000,000 of new funding which was used to redeem all outstanding Auction Market Preferred Shares (the “AMPS”) at par, pursuant to their terms. The refinancing lowered the cost of leverage for the Fund.

Market Price of the Fund’s Common Shares

The market price of the Fund’s common shares increased from $22.19 at October 31, 2010 to $23.75 at April 30, 2011. The market price discount to the net asset value was 2.26% at April 30, 2011 whereas the market price at the beginning of the Fund’s fiscal year was at a premium of 2.02% to the net asset value.

Commentary

Macroeconomic concerns centered around sovereign debt, Greece in particular, Federal Reserve policy, the price of oil and China’s growth rate. The first quarter of 2011 was remarkable. The 5.92% return of the S&P 500 was the broad market’s best first quarter since 1998 and the quarter’s rally was the seventh in the last eight quarters. The market’s performance occurred in spite of civil war in Libya, popular uprisings in Egypt, Tunisia, Bahrain and Yemen, and the earthquake/nuclear disaster in Japan. For the six months ended April 30, 2011 the Fund’s portfolio returned 10.89 % compared to 6.84 % for the S&P Utilities Index and 16.36% for the S&P 500. For the six months ended April 30, 2011, the Fund’s total return including dividends reinvested was 15.24% based on net asset value per share. The Fund’s total return for the same period, based on market price per share was 10.39%.

The U.S. economy continues to experience slow economic growth and abnormally low interest rates. Between October 31, 2010 and April 30, 2011 the yield on the 10-year U.S. Treasury declined from 3.84% to 3.32%. In contrast, as of April 30 the yield of the Fund’s portfolio was approximately 5.3%. The interest rate on the Fund’s financing facility at April 30 was 1.31% based up on the one month LIBOR rate of 0.21%. The yield for the electric utilities in the portfolio, on April 30th, was 4.8%. Historically the yield on utilities has been less than the yield on the 10-year U.S. Treasury because selected utilities have earnings growth, retain earnings, grow their net asset value, and periodically raise their common dividend. In an inflationary and rising interest rate environment the dividend and earnings growth of the Fund’s holdings contribute to preserving value.

Semi-Annual Report | April 30, 2011	1

Reaves Utility Income Fund	Shareholder Letter
April 30, 2011 (Unaudited)

The nuclear accident in Japan had only a slight negative impact on the share price of those utilities in the portfolio with some nuclear exposure. Utilities with substantial nuclear investments which experienced sharp price declines, Exelon and Entergy, were not owned by the Fund. Initial indications are that regulators are unlikely to overreact to the disaster and punish the U.S. nuclear industry. The Nuclear Regulatory Commission issued a license extension to Entergy’s Vermont Yankee nuclear plant at the very end of the quarter; a positive development. The approval of the Vermont legislature is the final step required for the license extension.

Japan’s nuclear disaster will have an impact on the nuclear power industry. We expect that the approval process for COL’s (construction and operating licenses) for new nuclear units has been pushed back at least a year, but we continue to believe that the principal barrier to new construction is economic, not regulatory. SCANA Corp and Southern Company, which are owned by the Fund, currently operate nuclear plants and are building new nuclear generation. Both companies are fully regulated and were not materially adversely affected by Japan’s nuclear disaster.

Mergers and acquisition activity has contributed to investor interest in utilities. The announced merger of Duke Energy and Progress Energy in January has a combined market value of $38 billion. In February, FirstEnergy completed the $8.5 billion acquisition of Allegheny Energy Inc. On March 2nd, PPL Corporation announced the acquisition of a second U.K. utility for $6.5 billion and completed the transaction on April 1, 2011.

Telecommunications is the highest yielding sector in the portfolio. The Fund’s telecom investments are divided among the large integrated telcos (AT&T, Inc. and Verizon Communications), predominantly rural telcos (Frontier Communications, CenturyLink, Inc. and Windstream Corporation), and wireless services (American Tower Corporation and Vodafone Group PLC). American Tower is among the few non-dividend paying companies in the portfolio. The American Tower investment was made in anticipation of the company converting to a Real Estate Investment Trust and making significant cash distributions to its shareholders.

On March 20th, AT&T announced its acquisition of T-Mobile USA for $39 billion. We think this will prove to be a good deal for AT&T, and will appreciably enhance its spectrum holdings. Operating and capital synergies are substantial because the two companies use the same UMTS/HSPA technology. Given AT&T’s past successes navigating the regulatory process, we think there is a very good chance the deal will receive regulatory approval, albeit with conditions. Generally we view the acquisition as positive for the industry resulting in greater spectral efficiency and more rational pricing. In June, eight large technology companies, including Facebook and Microsoft, and ten venture capital firms, filed letters supporting the acquisition. The letters, filed with the Federal Communications Commission, lent their support to AT&T’s argument that the T-Mobile USA deal will help the company extend its next-generation data network across the country, helping it to meet the growing need for wireless broadband services.

Emerging market hydro carbon demand growth persists and will continue supporting oil, coal, LNG and fuel oil prices. Natural gas utilities in the portfolio should benefit from rising oil and natural gas prices and the processing, transportation and distribution of natural gas and natural gas liquids. National Fuel Gas has significant exploration and production in the Marcellus shale. ONEOK, Inc. will be a significant gatherer, processer and transporter of natural gas produced in the Baaken. While low natural gas prices (currently in the $4.00 per mcf range) are contributing to low

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2011 (Unaudited)

electricity prices, some of the Fund’s electric utilities with significant unregulated generating capacity will benefit when a rise in natural gas prices contributes to increased electricity prices. PPL Corporation will likely be one of the beneficiaries of increasing electricity prices.

The Fund continues to own profitable, financially strong companies with above average dividend paying ability. There were 41 dividend increases by Fund holdings during the twelve months ended April 30, 2011. The Fund’s monthly dividend paying capacity is strengthened by the large amount of unrealized capital gains. The Fund has formally implemented the 19b-1 exemption received from the Securities & Exchange Commission in 2009. A portion of each distribution may be treated as paid from sources other than net income, including but not limited to short-term capital gain, long-term capital gain and return of capital. The Fund’s substantial unrealized capital appreciation provides flexibility to the Directors in the determination of the Fund’s distribution policy.

Thank you for your continued support.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Co., Inc.

Semi-Annual Report | April 30, 2011	3

Reaves Utility Income Fund	Statement of Investments
April 30, 2011 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 130.03%
Chemicals 0.59%
Nalco Holding Co.	112,000	$3,271,520

Diversified Telecommunication Services 39.50%
AT&T Corp.(1)	1,300,000	40,456,000
BCE, Inc.(1)	1,000,000	37,430,000
CenturyLink, Inc.(1)	688,500	28,077,030
Frontier Communications Corp.(1)	4,905,533	40,568,758
Telecom Corp. of New Zealand - ADR	1	9
Telefonica S.A. - ADR(1)	250,000	6,740,000
Verizon Communications, Inc.(1)	1,035,000	39,102,300
Windstream Corp.(1)	2,155,000	27,605,550

		219,979,647

Electric Utilities 26.26%
ALLETE, Inc.	40,000	1,619,600
CPFL Energia S.A. - ADR	27,000	2,387,880
Duke Energy Corp.	525,000	9,791,250
Edison International(1)	145,000	5,694,150
ITC Holdings Corp.(1)	110,000	7,802,300
Northeast Utilities	40,000	1,424,000
Pinnacle West Capital Corp.(1)	575,000	24,949,250
Portland General Electric Co.	85,000	2,121,600
PPL Corp.(1)	1,002,000	27,484,860
Progress Energy, Inc.(1)	730,000	34,638,500
The Southern Co.(1)	725,000	28,304,000

		146,217,390

Energy Equipment & Services 1.12%
Diamond Offshore Drilling, Inc.	35,000	2,655,450
Schlumberger, Ltd.(1)	40,000	3,590,000

		6,245,450

Gas Utilities 5.06%
Just Energy Group, Inc.	50,000	791,629
National Fuel Gas Co.	18,000	1,319,400
ONEOK, Inc.(1)	340,000	23,779,600
South Jersey Industries, Inc.(1)	40,000	2,298,000

		28,188,629

Insurance 0.09%
Berkshire Hathaway, Inc., Class B*	6,000	499,800

4	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2011 (Unaudited)

	SHARES	VALUE
Media 1.25%
Comcast Corp., Class A(1)	200,000	$5,248,000
Shaw Communications, Inc., Class B	80,000	1,692,800

		6,940,800

Multi-Utilities 33.84%
Ameren Corp.(1)	700,000	20,517,000
Black Hills Corp.	10,000	347,500
CMS Energy Corp.(1)	746,500	14,780,700
DTE Energy Co.(1)	500,000	25,265,000
Integrys Energy Group, Inc.(1)	530,000	27,750,800
National Grid PLC	625,000	6,409,935
National Grid PLC -ADR(1)	290,000	14,885,700
NiSource, Inc.(1)	910,000	17,699,500
NSTAR(1)	252,800	11,704,640
OGE Energy Corp.	40,000	2,126,800
SCANA Corp.	330,000	13,701,600
TECO Energy, Inc.(1)	1,596,400	30,762,628
Wisconsin Energy Corp.	80,000	2,496,800

		188,448,603

Oil, Gas & Consumable Fuels 8.76%
Cenovus Energy, Inc.(1)	230,000	8,832,000
Enbridge, Inc.(1)	50,000	3,241,500
EQT Corp.	34,000	1,788,740
Exxon Mobil Corp.(1)	35,000	3,080,000
Occidental Petroleum Corp.	20,000	2,285,800
Peabody Energy Corp.	20,000	1,336,400
Penn West Petroleum, Ltd.(1)	220,000	5,634,200
Southwestern Energy Co.*	10,000	438,600
Spectra Energy Corp.(1)	576,500	16,741,560
TransCanada Corp.(1)	125,000	5,367,500

		48,746,300

Real Estate Investment Trusts (REITS) 3.04%
Annaly Capital Management, Inc.(1)	950,000	16,948,000

Tobacco 2.55%
Altria Group, Inc.(1)	530,000	14,225,200

Water Utilities 4.96%
American Water Works Co., Inc.(1)	790,000	23,210,200
Cia de Saneamento Basico do Estado de Sao Paulo -ADR(1)	75,000	4,389,000

		27,599,200

Semi-Annual Report | April 30, 2011	5

Reaves Utility Income Fund	Statement of Investments
April 30, 2011 (Unaudited)

	SHARES	VALUE
Wireless Telecommunication Services 3.01%
American Tower Corp., Class A*	100,000	$5,231,000
Cellcom Israel, Ltd.	53,500	1,715,210
Vivo Participacoes S.A. - ADR(1)	151,200	6,321,672
Vodafone Group PLC - ADR	120,000	3,494,400

		16,762,282

TOTAL COMMON STOCKS (Cost $623,167,854)		724,072,821

PREFERRED STOCKS 0.70%
Electric Utilities 0.48%
Entergy Louisiana Holdings, 6.950%	7,900	792,223
Entergy Mississippi, Inc.,
6.250%	10,000	246,250
4.560%	3,520	281,160
Entergy New Orleans, Inc., 4.360%	4,500	354,656
Public Service Co. of New Mexico, Series 1965, 4.580%
	11,667	972,736

		2,647,025

Independent Power Producers & Energy Traders 0.01%
BGE Capital Trust II, 6.200%, 10/15/43	3,500	87,325

Multi-Utilities 0.21%
Ameren Illinois Co., 4.250%	10,300	736,128
Southern Cal Edison, 4.320%	24,300	456,597

		1,192,725

TOTAL PREFERRED STOCKS (Cost $3,779,131)		3,927,075

LIMITED PARTNERSHIPS 8.44%
Copano Energy LLC	126,000	4,517,100
El Paso Pipeline Partners LP	67,500	2,500,200
Enbridge Energy Partners LP	270,000	9,153,000
Enterprise Products Partners LP	435,000	18,822,450
ONEOK Partners LP	51,000	4,362,540
Regency Energy Partners LP	175,000	4,858,000
Williams Partners LP	50,000	2,790,000

TOTAL LIMITED PARTNERSHIPS (Cost $35,964,979)		47,003,290

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2011 (Unaudited)

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 1.27%
Diversified Telecommunication Services 1.27%
Qwest Corp., 7.500%, 6/15/23	Baa3/BBB-	$7,000,000	$7,052,500

TOTAL CORPORATE BONDS (Cost $6,498,778)			7,052,500

		SHARES	VALUE
MUTUAL FUNDS 0.80%
Loomis Sayles Institutional High Income Fund		548,386	4,441,926

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,441,926

SHORT TERM INVESTMENTS 1.33%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.008% (7-Day Yield)		7,389,174	7,389,174

TOTAL SHORT TERM INVESTMENTS (Cost $7,389,174)			7,389,174

TOTAL INVESTMENTS - 142.57% (Cost $680,799,916)			$793,886,786

LEVERAGE FACILITY - (43.10%)			(240,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.53%			2,964,539
NET ASSETS - 100.00%			$556,851,325

*	Non Income Producing Security
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2011. (See Note 3)

Common Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

This translates literally in all languages mentioned as anonymous company.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	7

Reaves Utility Income Fund	Statement of Assets and Liabilities
April 30, 2011 (Unaudited)

ASSETS:
Investments, at value (Cost $680,799,916)	$793,886,786
Cash	46,781
Foreign currency, at value (Cost $4,530)	4,642
Dividends receivable	3,744,419
Interest receivable	207,137
Receivable for investments sold	1,501,717
Prepaid and other assets	127,778
Total Assets	799,519,260

LIABILITIES:
Loan payable	240,000,000
Interest on loan payable	17,470
Payable for investments purchased	2,094,952
Accrued investment advisory fees	369,714
Accrued administration fees	170,390
Accrued trustees fees	11,690
Accrued chief compliance officer fees	3,719
Total Liabilities	242,667,935
Net Assets Applicable to Common Shareholders	$556,851,325

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$433,569,474
Undistributed net investment income	1,706,347
Accumulated net realized gain on investments and foreign currency transactions	8,488,441
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	113,087,063
Net Assets Applicable to Common Shareholders	$556,851,325

Shares of common stock outstanding of no par value, unlimited shares authorized	22,911,312
Net asset value per common share	$24.30

See Notes to Financial Statements.

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $361,954)	$21,527,072
Interest on investment securities	431,234
Hypothecated securities income	16,434
Total Investment Income	21,974,740

EXPENSES:
Interest on loan	1,279,641
Arrangement fee on loan (Note 3)	472,222
Investment advisory fees	2,175,811
Administration fees	1,002,765
Chief compliance officer fee	20,401
Trustees fees	45,396
Broker/dealer fees	63,476
S&P ratings fees	1,232
Auction agent fees	1,824
Miscellaneous fees	3,123
Total Expenses	5,065,891

Net Investment Income	16,908,849

Net realized gain/(loss) on:
Investment securities	6,856,189
Foreign currency transactions	(408)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	51,268,077
Net gain on investments and foreign currency transactions	58,123,858

Distributions to Preferred Shareholders:
From net investment income	(392,025)
Total Distributions to Preferred Shareholders	(392,025)
Net Increase in Net Assets Attributable to Common Shares from Operations	$74,640,682

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	9

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2011 (Unaudited)	For the Year Ended October 31, 2010

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$16,908,849	$35,604,194
Net realized gain/(loss) on:
Investment securities	6,856,189	61,059,199
Foreign currency transactions	(408)	(4,503)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	51,268,077	75,071,807
Distributions to Preferred Shareholders:
From net investment income	(392,025)	(3,668,617)
Net increase in net assets attributable to common shares from operations	74,640,682	168,062,080

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(16,036,143)	(32,921,686)
Net decrease in net assets from distributions to common shareholders	(16,036,143)	(32,921,686)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to shareholders from reinvestment of dividends	329,340	3,600,789
Net increase from capital share transactions	329,340	3,600,789

Net Increase in Net Assets Attributable to Common Shares	58,933,879	138,741,183

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$497,917,446	$359,176,263
End of period*	$556,851,325	$497,917,446

*Including undistributed net investment income of:	$1,706,347	$958,354

See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2011 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$74,640,682
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(124,892,916)
Proceeds from disposition of investment securities	126,715,516
Net purchases of short-term investment securities	(3,162,584)
Net realized gain on investment securities	(6,856,189)
Net change in unrealized appreciation on investment securities	(51,267,884)
Premium amortization	1,277
Discount accretion	(29,992)
Increase in dividends receivable	(462,131)
Decrease in interest receivable	381,434
Increase in receivables for investments sold	(1,501,717)
Increase in prepaid and other assets	(127,778)
Increase in payable for investments purchased	2,094,952
Increase in interest on loan payable	17,470
Increase in accrued investment advisory fees	9,724
Increase in accrued administration fees	4,481
Decrease in accrued trustees fees	(10,086)
Increase in accrued chief compliance officer fees	469
Decrease in other payables and accrued expenses	(27,698)
Net Cash Provided by Operating Activities	15,527,030

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	240,000,000
Redemption of Auction Market Preferred Shares	(240,103,624)
Proceeds from sale of shares	334,820
Cash distributions paid on Common Stock	(15,706,803)
Net Cash Used in Financing Activities	(15,475,607)

Net increase in cash	51,423

Cash and foreign currency, beginning of period	$–
Cash and foreign currency, end of period	$51,423

Non-cash financing activities not included herein consist of reinvestment of distributions of $329,340.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2011	11

Reaves Utility Income Fund	Financial Highlights

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders

Net asset value per common share, end of period

Market price per common share, end of period

Total Investment Return - Net Asset Value(2)
Total Investment Return - Market Price(2)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses to average net assets attributable to common shares(3)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(3)
Ratio of net investment income to average net assets attributable to common shares(3)
Ratio of expenses to average managed assets(5)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of period, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(7)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 14.

12	1-800-644-5571

Financial Highlights

For the Six Months Ended 4/30/11 (Unaudited)	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08	For the Year Ended 10/31/07	For the Year Ended 10/31/06
$21.75	$15.82	$16.14	$30.32	$26.04	$22.12

0.74(1)	1.56(1)	1.44	1.35	1.33	0.99
2.53	5.98	(0.09)	(12.98)	4.88	4.94

(0.02)	(0.16)	(0.16)	(0.47)	(0.40)	(0.50)
–	–	(0.03)	–	(0.17)	–
3.25	7.38	1.16	(12.10)	5.64	5.43

(0.70)	(1.45)	(1.31)	(1.37)	(1.31)	(1.51)
–	–	(0.17)	(0.71)	(0.05)	–
(0.70)	(1.45)	(1.48)	(2.08)	(1.36)	(1.51)

$24.30	$21.75	$15.82	$16.14	$30.32	$26.04

$23.75	$22.19	$15.31	$13.98	$26.26	$22.45

15.24%	48.33%	9.92%	(41.56)%	23.00%	26.75%
10.39%	56.37%	22.81%	(41.55)%	23.57%	24.21%

$556,851	$497,917	$359,176	$366,081	$687,653	$590,600
1.97%(4)	1.51%	1.77%	1.33%	1.30%	1.38%
1.29%(4)	N/A	N/A	N/A	N/A	N/A
6.58%(4)	8.33%	11.47%	5.94%	4.73%	6.42%
1.34%(4)	0.97%	1.01%	0.94%	0.94%	0.94%
17%	53%	86%	32%	34%	43%

$–(6)	$240,104	$240,095	$240,267	$240,219	$240,185
–(6)	9.6	9.6	9.6	9.6	9.6
$–(6)	$76,877	$62,424	$63,161	$96,653	$86,539
$–(6)	$25,000	$25,000	$25,000	$25,000	$25,000
$–(6)	$25,000	$25,000	$25,000	$25,000	$25,000

$240,000	N/A	N/A	N/A	N/A	N/A
$3,320	N/A	N/A	N/A	N/A	N/A

Semi-Annual Report | April 30, 2011	13

Reaves Utility Income Fund	Financial Highlights

(1)	Calculated using average common shares outstanding.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Annualized.
(5)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(6)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(7)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

14	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price. To the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. If no sale price is available, or if traded on the over-the-counter market, the evaluated bid prices on such day, as provided by the Fund’s primary pricing service are used. Corporate bonds and other debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. To the extent these inputs are observable and timely, the values of corporate bonds are categorized as Level 2; otherwise the values are categorized as Level 3. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Shares of other mutual funds are valued based upon their reported NAVs. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Semi-Annual Report | April 30, 2011	15

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments

Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$724,072,821	$–	$–	$724,072,821
Preferred Stocks	1,280,050	2,647,025	–	3,927,075
Electric Utilities	–	2,647,025	–	2,647,025
Independent Power
Producers & Energy
Traders	87,325	–	–	87,325
Multi-Utilities	1,192,725	–	–	1,192,725
Limited Partnerships	47,003,290	–	–	47,003,290
Corporate Bonds	–	7,052,500	–	7,052,500
Mutual Funds	4,441,926	–	–	4,441,926
Short Term Investments	7,389,174	–	–	7,389,174
Total	$784,187,261	$9,699,525	$–	$793,886,786

For the six months ended April 30, 2011, the Fund did not have significant unoberservable inputs (Level 3) used in determining fair value.

*See Statement of Investments for further industry classification.

In January 2010, the Financial Accounting Standards Board (FASB) issued Auditing Standards Update (ASU) No. 2010-06, Improving Disclosures About Fair Value Measurements. ASU No. 2010-06 amended FASB Accounting Standards Codification (ASC) 820-10, Fair Value Measurements and Disclosures (“FASB ASC 820”) to require new disclosures with regards to significant transfers into and out of Levels 1 and 2. ASU No. 2010-06 also clarifies existing fair value disclosures about the appropriate level of disaggregation and about inputs and valuation techniques for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009. The adoption on January 1, 2010, of the additional disclosure requirements of ASU No. 2010-06 did not materially impact the Fund’s financial statement disclosures.

16	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

In addition, ASU No. 2010-06 requires separate disclosures about purchases, sales, issuances, and other settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of the additional Level 3 rollforward disclosure requirements is not expected to materially impact the Fund’s financial statement disclosures.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on unrealized and realized security gains and losses is reflected as a component of investment gains and losses in the Fund’s Statement of Operations. Although the Fund held them during the year, as of April 30, 2011, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

In July 2009 the SEC issued an order approving exemptive relief for the Fund, from Section 19(b) and Rule 19b-1 under the Securities Act of 1940 (the “Order”). This would allow the Fund to employ a managed distribution plan (the “Plan”) rather than a level distribution plan. In December 2010, the Board approved adoption of the Plan. The Fund implemented the Plan for the fiscal year ending October 31, 2011.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Management has concluded that the Fund has taken no uncertain tax positions that require recognition. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2007 through October 31, 2010.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Semi-Annual Report | April 30, 2011	17

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the years ended October 31, 2010, and October 31, 2009, were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$36,590,303	$33,400,623
Long-Term Capital Gain	–	4,314,242
Total	$36,590,303	$37,714,865

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,195,058
Accumulated Capital Loss	(3,198,410)
Unrealized Appreciation	66,782,029
Other Cumulative Effect of Timing Differences	(1,101,365)
Total	$64,677,312

At October 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $3,198,410, expiring October 31, 2017. Capital loss carryovers used during the period ended October 31, 2010 were $57,739,542.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the period ended October 31, 2010, certain differences were reclassified. The Fund increased accumulated net investment income by $267,312, decreased accumulated net realized gain by $260,035 and decreased paid in capital by $7,277. These differences were primarily due to the differing tax treatment of wash sales and certain investments and the amounts reclassified did not affect net assets.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of April 30, 2011, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of April 30, 2011
Gross appreciation (excess of value over tax cost)	$142,836,201
Gross depreciation (excess of tax cost over value)	20,886,838
Net unrealized appreciation	121,949,363

Cost of investments for income tax purposes	$671,937,423

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2011	For the Year Ended October 31, 2010
Common Stock outstanding - beginning of period	22,895,879	22,707,840
Common Stock issued as reinvestment of dividends	15,433	188,039
Common Stock outstanding - end of period	22,911,312	22,895,879

Preferred Shares: The Fund was authorized to issue an unlimited number of no par value Auction Market Preferred Shares (“Preferred Shares” or “AMPS”). The Fund had issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares were cumulative and were paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, were paid annually. In February 2008, the Preferred Shares market for closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continued to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever was greater. The 7-day LIBOR rate was used for the M7 and F7 Series and the 30-day LIBOR rate was used for the W28 Series. For the six months ended April 30, 2011, distribution rates ranged from 1.50% - 1.51% on the M7 and F7 series, and was 1.50% for the W28 series. In total the Fund declared distributions on Preferred Shares of $392,025 for the period November 1, 2010 to April 30, 2011.

In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. These fees were paid for failed auctions as well.

In December 2010, as approved by the Board of Trustees, all Preferred Shares were redeemed at their liquidation value of $25,000 per share, plus accrued dividends. The aggregate amount of the 9,600 Preferred Shares redeemed was $240,000,000, plus accrued dividends.

Borrowings: In December 2010 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Borrowings”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). The Fund may, with 30 days notice, reduce the Borrowing to a lesser amount if drawing on the full amount would not result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also paid a one time arrangement fee of 0.25% on the Borrowings, upon closing date. The total arrangement fee of $600,000 is being

Semi-Annual Report | April 30, 2011	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

amortized over the initial term of the Borrowings, or six months from closing date. The amount amortized during the six months ended April 30, 2011 was $472,222 and is included in the Statement of Operations as Arrangement fee on loan.

For the six months ended April 30, 2011, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $232,777,778 and 1.35% respectively. As of April 30, 2011, the amount of such outstanding borrowings is $240,000,000. The interest rate applicable to the borrowings on April 30, 2011 was 1.31%.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2011, the value of securities on loan was $228,219,765.

The Board of Trustees has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2011.

The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statement of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2011 (Unaudited)

part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares now redeemed).

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2011, aggregated $124,892,916 and $126,715,516, respectively.

5. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Semi-Annual Report | April 30, 2011	21

Reaves Utility Income Fund	Additional Information
April 30, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

22	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2011 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2010, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

Semi-Annual Report | April 30, 2011	23

Reaves Utility Income Fund	Additional Information
April 30, 2011 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On April 29, 2011, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect two (2) Trustees of the Fund. Both Trustees were successfully re-elected. Results of the proposal were as follows:

Proposal 1: Re-election of Trustees

	For	Withheld
Mary K. Anstine	19,242,124.576	514,128.448
Michael F. Holland	19,308,258.957	447,994.067

24	1-800-644-5571

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 6, 2011

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	July 6, 2011